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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):January 14, 1999





                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


            Delaware                   333-44067                06-1442101
---------------------------------     ------------         -------------------
   (State or Other Jurisdiction       (Commission           (I.R.S. Employer
        of Incorporation)             File Number)         Identification No.)


          600 Steamboat Road
         Greenwich, Connecticut                                06830
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   (Address of Principal Executive                           (Zip Code)
               Offices)


Registrant's telephone number, including area code (203) 622-2700
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Item 5.  Other Events.
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Filing of Computational Materials
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     In connection with the proposed offering of the Option One Mortgage Loan
Trust 1999-1 Certificates, Greenwich Capital Markets, Inc., (the
"Underwriter") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Financial Asset Securities Corp. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets are filed on Form SE dated January 14, 1999 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

        Item 7.  Financial Statements, Pro Forma Financial

      Information and Exhibits.
      ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

         99.1     Collateral Term Sheets.
                  filed on Form SE dated January 14, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FINANCIAL ASSET SECURITIES CORP.



                              By: /s/James Raezer
                                  ----------------------
                                  Name:
                                  Title: Vice President



Dated:  January 14, 1999

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Exhibit Index
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Exhibit                                                                   Page
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99.1     Collateral Term Sheets
         filed on Form SE dated January 14, 1999.                           5